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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ---------------

                      December 5, 2003 (December 3, 2003)
                Date of Report (Date of earliest event reported)

                            TYLER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                       1-10485                    75-2303920
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(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation or
 organization)

                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
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                    (Address of principal executive offices)

                                 (972) 713-3700
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              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release issued by Tyler Technologies, Inc. dated December 3, 2003.

ITEM 9. REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Items 9 and 12 of the Form 8-K. See Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K.

          On December 3, 2003, Tyler Technologies, Inc. ("the Company") issued a press release announcing the acquisition of Eden Systems, Inc., a copy of which is attached hereto as Exhibit 99.1.

          On December 4, 2003, the Company held a conference call to discuss the acquisition of Eden Systems, Inc. and the Company's preliminary outlook for 2004. The conference call was disclosed in the December 3, 2003 press release and was generally accessible by investors and other interested parties via telephone or Webcast. A replay of the Webcast is available at www.tylerworks.com. During the conference call, the Company disclosed the following additional information:

          o The Company noted that the purchase price for Eden Systems, Inc. consisted of approximately $10 million net in cash and approximately 237,000 shares of Tyler common stock. (The number of shares was incorrectly identified on the conference call as 272,000.)

          o The Company reaffirmed its previously communicated guidance of earnings per share of $0.17 to $0.19 (excluding the gain on the sale of the Company's investment in H.T.E., Inc.) and now expects that earnings per share for 2003 will likely be at the top of, or slightly in excess of, that range.

          o For the year 2004, the Company preliminarily expects that overall revenue growth will be in a range from 18% to 22%, with internal growth of approximately 10% and growth from acquisitions of approximately 9% to 11%.

          o The Company preliminarily expects to have net earnings in 2004 of $12 million to $13 million and fully diluted earnings per share of $0.27 to $0.29. These expectations reflect earnings growth of approximately 35% - 45%, based on expected earnings per share (excluding the gain on the sale of the H.T.E. investment) of $0.20.

          o The Company preliminarily expects capital expenditures in 2004 to be $10 million or less.

The foregoing information is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Tyler Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934. Further, the foregoing information contains forward-looking information within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TYLER TECHNOLOGIES, INC.


Date: December 5, 2003                   By: /s/ Theodore L. Bathurst
                                             -----------------------------------
                                             Theodore L. Bathurst
                                             Vice President and Chief Financial
                                             Officer (principal financial
                                             officer)